EXHIBIT 23.1

                          Independent Auditor's Consent


We  hereby  consent  to  the  incorporation  by  reference  in  the Registration
Statement on Form S-8, (No. 333-66340) of our report dated March 19, 2003, relating to the financial statements of eLinear, Inc. appearing in the Form 10-KSB for the year ended December 31, 2002.

                                        /S/  Gerald R. Hendricks & Company, P.C.
Westminster, Colorado
April 15, 2003


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